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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                  E-Loan, Inc.
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             (Exact name of Registrant as specified in its charter)



Delaware                                                      77-0460084
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(State of incorporation or organization)                 (IRS Employer I.D. No.)


5875 Arnold Road, Suite 100, Dublin, CA 94568
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Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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Item 1.  Description of Registrant's Securities to be Registered

                Incorporated by reference to page 66 through 68 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 filed on March 23, 1999 (the "S-1 Registration Statement").

Item 2.  Exhibits

                The following exhibits are filed as a part of this registration statement:

         1.*    Specimen certificate for Registrant's Common Stock;

         2.**   Certificate of Incorporation, as currently in effect;

         3.*** Form of Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement.

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*    Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement.

**   Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement.

***  Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.



                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: March 23, 1999

                                       E-LOAN, INC.


                                       By: /s/ JANINA PAWLOWSKI
                                           --------------------------------
                                           Janina Pawlowski, President